UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2024

NANOPHASE TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-22333	36-3687863
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1319 Marquette Drive

Romeoville, Illinois 60446

(Address of Principal Executive Offices) (Zip Code)

(630) 771-6708

(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 18, 2024, Nanophase Technologies Corporation (the “Company”) held a Special Meeting of Shareholders (the “Special Meeting”). As further described in Item 5.07 to this Current Report on Form 8-K, at the Special Meeting, the Company’s shareholders approved an amendment to the Company’s Certificate of Incorporation (the “Certificate of Amendment”) to increase the number of authorized shares of common stock available thereunder from 60,000,000 to 95,000,000. The Certificate of Amendment was previously approved by the Company’s Board of Directors, subject to approval by the Company’s shareholders.

On June 19, 2024, the Company filed the Certificate of Amendment with the Secretary of State of the State of Delaware, and the Certificate of Amendment became effective upon filing.

The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Special Meeting was held on June 18, 2024. As of May 17, 2024, the record date for holders of shares of common stock (the “Shares”) entitled to vote at the Special Meeting Meeting, there were 54,860,984 Shares outstanding and entitled to vote at the Special Meeting. Of the Shares entitled to vote, 41,899,684, or approximately 76% of the Shares, were present or represented by proxy at the Special Meeting, constituting a quorum under the Company’s Certificate of Incorporation. There was one matter presented and voted on at the Special Meeting. Set forth below is a brief description of the matter voted on at the Special Meeting and the final voting results for such matter.

Proposal 1 – To amend the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 60,000,000 to 95,000,000.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Votes Cast	39,837,787	2,008,409	53,488	N/A

The shareholders approved the amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 60,000,000 to 95,000,000.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to the Company’s Certificate of Incorporation, filed June 19, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 16, 2025

NANOPHASE TECHNOLOGIES CORPORATION

By:	/s/ JESS JANKOWSKI
	Name:	Jess Jankowski
	Title:	Chief Executive Officer